Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FRAMEWORK AGREEMENT

This Framework Agreement (this “Framework Agreement”) is made as of the 6th day of August 2025 (the “Framework Agreement Effective Date”), by and between Patheon Austria GmbH & Co KG, incorporated and existing under the laws of Austria and located at St. Peter Straße 25, 4020 Linz, Austria (“Patheon”) and Heron Therapeutics, Inc., a Delaware corporation located at 100 Regency Forest Drive, Suite 300, Cary, North Carolina 27518, USA (“Heron”). Patheon and Heron are each sometimes referred to herein as a “Party” and collectively as the “Parties”. In addition, Thermo Fisher Scientific Inc., a Delaware corporation located at 168 Third Avenue, Waltham, Massachusetts 02451, USA (“Patheon TopCo”) is a party to this Framework Agreement solely for the purposes of agreeing to Section 12.

RECITALS

WHEREAS, the Parties entered into a Manufacturing and Supply Agreement, dated February 5, 2021 (the “MSA”), providing for Patheon to manufacture and supply Heron with the Product, as set forth in more detail and on the terms and conditions therein, as amended by the amendments set forth herein (such amended MSA, the “Amended MSA”). The Parties entered into certain project addendums and related purchase orders pursuant to the MSA;

WHEREAS, the Parties desire to (i) keep in place the project addendums or portions of project addendums under the MSA that provide for Patheon to perform stability studies for Heron, and (ii) terminate all other project addendums or portions of project addendums under the MSA that provide for Patheon to supply Heron with Product, and any other services other than Patheon performing stability studies for Heron;

WHEREAS, the Parties entered into a Settlement Agreement, dated June 29, 2022 (the “Initial Settlement Agreement”), as amended by the Amendment to Settlement Agreement, dated June 29, 2023, by and between the Parties (the “Settlement Agreement Amendment #1”), and as further amended by the Second Amendment to Settlement Agreement, dated May 15, 2024, by and between the Parties (the “Settlement Agreement Amendment #2” and, together with the Settlement Agreement Amendment #1 and the Initial Settlement Agreement, the “Settlement Agreement”), providing for settlement terms for certain project addendums under the MSA and other items, as set forth in more detail and on the terms and conditions therein;

WHEREAS, as set forth in more detail herein, the Parties desire to terminate the Settlement Agreement and certain other agreements;

WHEREAS, as set forth in more detail herein, the Parties desire to confirm that certain other agreements are completed, previously terminated, or expired;

WHEREAS, as set forth in more detail herein, the Parties desire to terminate certain purchase obligations or commitments;

WHEREAS, as set forth in more detail herein, each Party desires to release and forever discharge the other Party from certain claims, rights and obligations as set forth in this Framework Agreement; and

WHEREAS, the Parties entered into discussions to resolve their respective rights and obligations, and following these discussions, the Parties have agreed to the terms and conditions set forth herein in order to fully and finally resolve all disputes and controversies between the Parties, and to clarify the rights and obligations of the Parties going forward, as set forth in this Framework Agreement.

NOW, THEREFORE, in consideration of and in reliance upon the recitals, promises, covenants, understandings, and obligations set forth herein, and intending to be legally bound, the Parties mutually agree as follows:

1.
Settlement Payment and Mutual Release.
1.1
As a negotiated compromise, in consideration of the agreement by Patheon and Heron to perform the obligations required hereunder, (a) Heron will pay Patheon a total sum of €[***] (the “Settlement Amount”) as provided herein, subject to any reductions pursuant to Section 2.4, and (b) each Party and its Affiliates will release the other Party and its Affiliates to the full extent set forth in the releases described hereunder. The Settlement Amount will be paid in accordance with the Monthly Payments set out in Exhibit A, subject to any reductions pursuant to Section 2.4.
1.2
This Framework Agreement is in full and final settlement of, and each Party hereby forever releases and discharges, any Claim that it, its Affiliates or any of them (i) ever had, (ii) now has, or (iii) can, will, or may have in the future, in each case against the other Party or any of its Affiliates.
1.3
Claims.
(a)
Except as excluded in Section 1.3(b), “Claim” means any and all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, expenses (including attorneys’ fees and costs actually incurred), and punitive damages (each, a “Loss”), of any nature whatsoever, known or unknown, which either Party has, may have had, or may have against the other Party or its Affiliates, whether or not apparent or yet to be discovered, or which may hereafter develop, for any acts or omissions, whether in law (including negligence) or equity, relating to or arising out of:
(i)
the MSA (as unamended by this Framework Agreement), the Completed Transaction Documents, and the Terminated Transaction Documents, other than in each case the Surviving Indemnification Obligations;
(ii)
the Ongoing Transaction Documents (including the Amended MSA), other than the Surviving Indemnification Obligations;
(iii)
the Heron Financial Obligations; or
(iv)
the Patheon Financial Obligations;

in Section 1.3(a)(i) relating to time periods prior to, on, or after the Framework Agreement Effective Date; and in Section 1.3(a)(ii) relating only to time periods prior to the Framework Agreement Effective Date.

(b)
The term “Claim” excludes Loss of any nature whatsoever, known or unknown, which either Party has, may have had, or may have against the other Party or its Affiliates, whether or not apparent or yet to be discovered, or which may hereafter develop, for any acts or omissions, whether in law (including negligence) or equity, relating to or arising out of:
(i)
this Framework Agreement or a breach thereof;
(ii)
the Surviving Indemnification Obligations;
(iii)
acts or omissions pursuant to any Ongoing Transaction Document that occur on or after the Framework Agreement Effective Date that are not released as part of the Heron Financial Obligations pursuant to Section 1.3(a)(iii);
(iv)
any agreement between Patheon or any of its Affiliates and Heron or any of its Affiliates relating to any Instrument and Enterprise Services or other support or services for equipment supplied by an entity within the Thermo Fisher corporate group; or

(v)
any agreement between Patheon or any of its Affiliates and Heron or any of its Affiliates that is not included in the Transaction Documents.
(c)
Additional Definitions.
(i)
“Heron Purchasing Obligations” means all obligations or commitments by Heron regarding purchasing, payments, price, investments, or capacity (including any and all worldwide purchase requirements, forecast commitments, purchase orders, Stand-By Fees, indexation, and raw material related payments, in each case whether binding, non-binding, cancellable or non-cancellable), and any related interest charges, late fees, services fees, cancellation fees, fees for payment term extension, or similar fees, in all Transaction Documents relating to (A) Product, (B) Manufacturing, (C) [***], (D) Materials, (E) drums (including New Drums and Used Drums) (collectively, “Drums”), and (F) storage of, stability studies for, or discontinuance of Product, in each case of (A)-(F) whether relating to time periods prior to, on, or after the Framework Agreement Effective Date.
(ii)
“Heron Financial Obligations” means each of (A) the Heron Purchasing Obligations, and (B) all obligations or commitments by Heron regarding payments of any kind in the Transaction Documents relating to time periods prior to the Framework Agreement Effective Date, except in each case of (A)-(B) for (1) those in this Framework Agreement, and (2) the Remaining Heron Payment Obligations.
(iii)
“Patheon Financial Obligations” means all obligations or commitments by Patheon regarding payments of any kind in the Transaction Documents relating to time periods prior to the Framework Agreement Effective Date, except for (A) those under Section 11.2 of the Amended MSA, and (B) the Surviving Patheon Indemnification Obligations.
(iv)
“Surviving Heron Indemnification Obligations” means Heron’s indemnification, defense, or hold harmless obligations, as applicable, set forth in Sections 3.8 or 19.2(c)-(d) of the Amended MSA and Section 7.2(ii) of the Warehousing Services Agreement.
(v)
“Surviving Patheon Indemnification Obligations” means (i) Patheon’s indemnification, defense, and hold harmless obligations set forth in Section 19.1 of the Amended MSA to the extent relating to or arising from Non-Conforming Product and Section 7.1(ii) of the Warehousing Services Agreement, and (ii) Patheon’s reimbursement obligations set forth in Section 6.8 of the Amended MSA.
(vi)
“Surviving Indemnification Obligations” means the Surviving Heron Indemnification Obligations and the Surviving Patheon Indemnification Obligations.
1.4
Acceleration. Heron will be obliged immediately to meet any of its obligations under this Framework Agreement not yet fulfilled including payment of the Settlement Amount (subject to any reductions pursuant to Section 2.4) in full if, (i) the Amended MSA is terminated by Heron for any reason prior to 31 December 2026, (ii) the Amended MSA is terminated by Patheon under Section 17.1.3 of the Amended MSA prior to 31 December 2026, (iii) the Amended MSA is terminated by Patheon under Section 17.1.4 of the Amended MSA for Heron’s breach of Sections 15, 18.2, 19, or 20 of the Amended MSA prior to 31 December 2026, (iv) Heron fails to pay any of the Monthly Payments (subject to any reductions pursuant to Section 2.4) due in accordance with this Framework Agreement within [***] after Heron receives written notice from Patheon that such payment has not been received, or (v) Heron is subject to a Change of Control. “Change of Control” of Heron occurs if a Person that, directly or indirectly, owns or controls at least fifty percent (50%) of the voting securities of Heron ceases to do so. “Person” means any individual, organization, general partnership, limited partnership, corporations, limited liability company, cooperative, joint venture, estate, trust, business trust, association, governmental entity, or other legal entity.

1.5
Satisfaction of Heron’s Payment Obligations.
(a)
“Remaining Heron Payment Obligations” means, collectively, (1) the amounts not yet paid by Heron under the MSA Ongoing Project Addendums and the Warehousing Services Agreement, (2) any obligation of Heron to pay Patheon pursuant to Sections 7.5 or 11.2 of the Amended MSA, and (3) any obligation of Heron to pay Patheon pursuant to the Surviving Heron Indemnification Obligations.
(b)
(1) The Remaining Heron Payment Obligations and (2) any payment obligations of Heron for any project addendums or changes of scope or other agreements entered into pursuant to the Amended MSA after the Framework Agreement Effective Date are each excluded from the Settlement Amount, and will be payable separately to this Framework Agreement in accordance with the terms of the applicable agreement.
(c)
As a consequence of the release and discharge described in Section 1.2, (1) the payment of the Settlement Amount (subject to any reductions pursuant to Section 2.4) by Heron will be in full satisfaction of the Heron Purchasing Obligations for all calendar years, other than the Remaining Heron Payment Obligations, (2) after the Settlement Amount (subject to any reductions pursuant to Section 2.4) is paid by Heron to Patheon, Heron will not owe Patheon any amounts for the Heron Purchasing Obligations under any Transaction Documents for any calendar year, other than the Remaining Heron Payment Obligations, and (3) Heron will not owe Patheon any amounts under any Transaction Documents for the time periods prior to the Framework Agreement Effective Date, other than (A) the Remaining Heron Payment Obligations, and (B) as set forth in this Framework Agreement.
1.6
Satisfaction of Patheon’s Payment Obligations. As a consequence of the release and discharge described in Section 1.2, Patheon will not owe Heron any amounts under any Transaction Documents for the time periods prior to the Framework Agreement Effective Date, other than any obligation of Patheon to pay Heron amounts (1) pursuant to Section 11.2 of the Amended MSA, and (2) pursuant to the Surviving Patheon Indemnification Obligations.
1.7
The limitations set out in Section 18.4 of the Amended MSA will not apply to (i) Heron’s obligations to pay Patheon the amounts set forth in this Framework Agreement, or (ii) any obligation of Patheon to pay Heron as set forth in Section 2.4(c) of this Framework Agreement.
2.
Manufacturing and Supply of Product.
2.1
Heron shall purchase from Patheon, and Patheon shall manufacture and sell to Heron, Product as set forth in Exhibit B of this Framework Agreement, pursuant to the terms and conditions of the Amended MSA.
2.2
Heron hereby commits to purchase [***] of Product, to be manufactured in accordance with Exhibit B (the “[***]”). The [***] Purchase Price for the [***] is included in the Settlement Amount. The execution of this Framework Agreement is a non-cancellable order by Heron for the [***] which is considered to be submitted and accepted as if it was a Purchase Order submitted under the Amended MSA. The terms of the Amended MSA will apply to the [***] except as stated otherwise in this Framework Agreement.
2.3
Patheon’s fulfilment of the [***] according to the terms of Section 2 and Exhibit B of this Framework Agreement and the terms of the Amended MSA will fully satisfy Patheon’s supply commitments under the Amended MSA for all calendar years.

2.4
Reductions to the Monthly Payments.
(a)
Any (1) liability, reimbursement or credit obligations of Patheon that arise under the Amended MSA in relation to the [***] (including under Section 6.7.1 or Section 6.8 of the Amended MSA), and (2) reductions to the Monthly Payments for any quantities of Unreleased Product or any quantities of Released Product that are Non-Conforming Product as described in Section 2.6 that, in each case of (1)–(2), result in any amounts owed by Patheon to Heron, will be applied as a reduction to the Monthly Payments as follows:
(i)
Reductions for Unreleased Product or Released Non-Conforming Product.
A.
If Release #1 or Release #2 is not Released by Release Date #1 or Release Date #2 as applicable, or Release #1 or Release #2 contains Non-Conforming Product, the [***] Monthly Payment will be reduced by an amount equal to the Per Kilogram Product Payment, multiplied by the number of kilograms of Unreleased Product or Non-Conforming Product, as applicable. If the [***]Monthly Payment is reduced to €[***], any remaining credit left to be applied will next be applied against the next consecutive month’s Monthly Payment and will continue in the same manner with a reduction to each next consecutive month’s Monthly Payment for as many Monthly Payments as are needed for all such amounts to be credited are applied.
B.
If Release #3 is not Released by Release Date #3 or contains Non-Conforming Product, the [***] Monthly Payment will be reduced by an amount equal to the Per Kilogram Product Payment, multiplied by the number of kilograms of Unreleased Product or Non-Conforming Product, as applicable. If the [***]Monthly Payment is reduced to €[***], any remaining credit left to be applied will next be applied against the prior month’s Monthly Payment and will continue in the same manner with a reduction to each prior month’s Monthly Payment for as many Monthly Payments as are needed for all such amounts to be credited are applied.
(ii)
Other Reductions. Any other reduction set forth in Section 2.4(a) that is not covered by Section 2.4(a)(i) will be applied initially against the [***] Monthly Payment until the [***]Monthly Payment is reduced to €[***] or all such amounts are applied, whichever happens first. Any amounts left to be applied will next be applied against the prior month’s Monthly Payment and will continue in the same manner with a reduction to each prior month’s Monthly Payment for as many Monthly Payments as are needed for all such amounts to be credited are applied.
(iii)
If the Monthly Payment for a certain month on Exhibit A is €[***] or has been previously reduced to €[***] due to other credits, or if Heron has already paid that month’s Monthly Payment at the time the reduction becomes applicable, that month will be skipped for purposes of applying the reduction in this Section 2.4(a), and the reduction will be applied to the next consecutive month (under Section 2.4(a)(i)(A)) or the next previous month (under Sections 2.4(a)(i)(B) and 2.4(a)(ii)) for which the amount owed from Heron to Patheon on Exhibit A is greater than €[***].
(iv)
The reductions to the Monthly Payments to be applied pursuant to this Section 2.4(a) are conditional on Heron paying the Monthly Payments as set forth in this Framework Agreement for the months prior to the earliest Monthly Payment for which the reduction would be applied.
(b)
Examples. Examples of reductions to Monthly Payments are set forth on Exhibit C.
(c)
Reimbursement from Patheon to Heron for Monthly Payment Reductions.

(i)
If (A) Section 1.4 is triggered, (B) Patheon receives the amounts owed pursuant to Section 1.4 in cleared funds (the date such payment is received by Patheon, the “Acceleration Payment Date”), and (C) there are any outstanding amounts owed from Patheon to Heron on or after the Acceleration Payment Date as a consequence of reductions to Monthly Payments under Section 2.4(a), then Patheon shall pay Heron such outstanding amounts on or before [***] after the date that the amount becomes payable.
(ii)
If, as of [***], (1) all Monthly Payments have been reduced to €[***], or all Monthly Payments (subject to any reductions pursuant to Section 2.4) have been paid by Heron, and (2) remaining credit is left to be applied pursuant to Section 2.4(a), then Patheon shall pay Heron such remaining credit on or before [***].
(iii)
If, after [***], (1) any of Release #1, Release #2 or Release #3 contains Non-Conforming Product, (2) all Monthly Payments (subject to any reductions pursuant to Section 2.4) have been paid by Heron, and (3) remaining credit is left to be applied pursuant to Section 2.4(a), then Patheon shall pay Heron such remaining credit on or before [***] after the date the Product is determined to be Non-Conforming Product pursuant to the Amended MSA.
(iv)
If, after [***], (1) there are reductions pursuant to Section 2.4(a)(ii), and (2) all Monthly Payments (subject to any reductions pursuant to Section 2.4) have been paid by Heron, then Patheon shall pay Heron such remaining reduction on or before [***] after the date such reductions have been determined pursuant to the Amended MSA.
(v)
Payments made by Patheon to Heron pursuant to this Section 2.4(c) will be made by wire transfer of immediately available funds to a bank account designated by Heron in writing following receipt of an invoice from Heron.
(d)
Other Patheon Reimbursement Obligations. Except as set forth in Section 2.4(c), the terms of the Amended MSA will apply to any liability, reimbursement or credit obligations of Patheon that arise under the Amended MSA after [***].
(e)
Heron Sole Remedy; Patheon Sole Liability. The reductions to the Monthly Payments under Section 2.4(a) will be Heron’s sole remedy and Patheon’s sole liability for any Non-Conforming Product or Unreleased Product.
2.5
[***].
(a)
Unreleased Product Arising from Defective [***]; Non-Conforming Product Arising from Defective [***]. Patheon will have no liability under the Amended MSA for any Unreleased Product or Non-Conforming Product that, in each case, arises from the use of, or inability to use, [***] or [***] (“[***]”) that does not comply with the Specification, that has expired or become obsolete, or that contains any defects or other non-conformities (“Defective [***]”). The following will apply for any Unreleased Product or Non-Conforming Product that, in each case, arises from Defective [***]:
(i)
Heron will be required to pay the full Per Kilogram Product Payment for such Unreleased Product or Non-Conforming Product that, in each case, arises from Defective [***].
(ii)
Heron will not be entitled to any rights or remedies under the Amended MSA or this Framework Agreement relating to any Unreleased Product or Non-Conforming Product that, in each case, arises from Defective [***], and in particular Heron will not be entitled to, (i) any reduction to the Monthly Payments under Section 2.4 or 2.6 of this Framework Agreement, or (ii) any reimbursement or credit under the Amended MSA including under Section 6.7.1 or Section 6.8 of the Amended MSA.

(b)
If any Non-Conforming Product arises from Defective [***], the Parties shall discuss possible solutions in good faith for the remaining amount of Product not yet Manufactured, including whether to continue with production.
2.6
Failure to Release. Heron shall only be responsible to pay for amounts of Product Manufactured by Patheon and Released in accordance with the terms and conditions of the Amended MSA and this Framework Agreement. Patheon will Release the quantities of Product set forth on Exhibit B by the Release Dates, so long as Patheon has received cleared funds for all Monthly Payments prior to each such Release Date as set forth in the ‘Release’ section on Exhibit B. If Patheon has received such cleared funds, and (i) Patheon does not Release the quantities of Product set forth on Exhibit B by each Release Date or (ii) Patheon Releases the quantities of Product set forth on Exhibit B by each Release Date but some or all of such Product is Non-Conforming Product, then the Monthly Payments shall be reduced by an amount equal to the Per Kilogram Product Payment multiplied by the number of kilograms of Product that are not Released by such Release Date or that are Non-Conforming Product, as set forth in Section 2.4(a)(i). Patheon will have no obligation to manufacture additional quantities of Product if it does not Release the full quantity of the [***].
2.7
Storage.
(a)
After Patheon has completed a Release, Patheon will store all Product from the [***] under Section 7.2 of the Amended MSA and the Warehousing Services Agreement.
(b)
Patheon will have no obligation to store Product after [***] if Heron fails to pay the fees in accordance with the Warehousing Services Agreement within [***] after Heron receives written notice from Patheon that such payment has not been received. After such [***] day period, Patheon will be entitled to dispose of any Product at Heron’s cost (plus a commercially reasonable handling fee) on [***] notice to Heron. This Section 2.7 is intended to expressly supersede the second sentence of Section 2.3 in the Warehousing Services Agreement.
2.8
New Manufacturing and Supply Agreement. Any manufacture of Product after the [***] will require a new manufacturing and supply agreement to be negotiated and executed by the Parties. The Parties shall use commercially reasonable efforts to enter into a new manufacturing and supply agreement for such future supply of Product by [***]. The Parties will work together in good faith to have any MSA Ongoing Project Addendums still in effect at that time be issued pursuant to such new manufacturing and supply agreement (instead of such MSA Ongoing Project Addendums remaining issued pursuant to the Amended MSA). A failure to enter into such new manufacturing and supply agreement shall not be considered a breach of this Framework Agreement by either Party.
3.
Terminated Transaction Documents; Completed Transaction Documents; Ongoing Transaction Documents
3.1
Terminated Transaction Documents.
(a)
The Terminated Transaction Documents (defined on Exhibit D) are hereby terminated, and are of no force or effect.
(b)
Any provisions in the Terminated Transaction Documents that would survive termination or expiration are also terminated and are of no force and effect.
(c)
Section 3.1(b) shall not affect (1) Heron’s indemnification, defense and hold harmless obligations for any claims by Third Parties arising out of or resulting from the MSA Terminated Project Addendums to the extent Sections 3.8 or 19.2(c)-(d) in the Amended MSA provide for such indemnification, and (2) Patheon’s indemnification, defense and hold harmless obligations for any claims by Third Parties relating to or arising from Non-Conforming Product arising out of or resulting from the MSA Terminated Project Addendums to the extent Section 19.1 in the Amended MSA provides for such indemnification.

3.2
Completed Transaction Documents.
(a)
The Parties confirm that the Completed Transaction Documents (defined on Exhibit D) are completed, previously terminated, or expired, and are of no further force or effect.
(b)
Any provisions in the Completed Transaction Documents that would survive termination or expiration are also terminated and are of no further force and effect.
(c)
Section 3.2(b) shall not affect (1) Heron’s indemnification, defense and hold harmless obligations for any claims by Third Parties arising out of or resulting from the MSA Completed Project Addendums, and the MSA Additional Project Addendums to the extent Sections 3.8 or 19.2(c)-(d) in the Amended MSA provide for such indemnification, and (2) Patheon’s indemnification, defense and hold harmless obligations for any claims by Third Parties relating to or arising from Non-Conforming Product arising out of or resulting from the MSA Completed Project Addendums, and the MSA Additional Project Addendums to the extent Section 19.1 in the Amended MSA provides for such indemnification.
3.3
Ongoing Transaction Documents.
(a)
Each of the Ongoing Transaction Documents (defined on Exhibit D) shall not be terminated by this Framework Agreement and shall remain in full force and effect in accordance with their terms.
(b)
Portions of the MSA Ongoing Project Addendums have already been paid by Heron. The amounts not yet paid by Heron under the MSA Ongoing Project Addendums are set forth on Exhibit I and Patheon will invoice Heron for these amounts in accordance with the terms of the applicable MSA Ongoing Project Addendum.
3.4
Transaction Documents. The Transaction Documents (defined on Exhibit D) include all of the documents executed between the Parties or their Affiliates relating to the Subject Matter. No other documents have been executed between the Parties or their Affiliates relating to the Subject Matter. “Subject Matter” means the subject matter of this Framework Agreement, or relating to (i) Product, (ii) Manufacturing, (iii) [***], (iv) Materials, (v) Drums, or (vi) storage of, stability studies for, or discontinuance of Product.
4.
Indemnification.
4.1
Heron’s and Patheon’s obligations to indemnify, hold harmless, and defend under the Amended MSA or the Warehousing Services Agreement are not affected by this Framework Agreement for the time periods on or after the Framework Agreement Effective Date.
5.
Warehousing Services Agreement
5.1
The fees under the Warehousing Services Agreement dated December 22, 2020 between the Parties (the “Warehousing Services Agreement”) are excluded from the Settlement Amount and will continue to be payable separately to this Framework Agreement. The fees in the Warehousing Services Agreement will apply to any Product, Material, Drums, the [***] and any other Heron-owned materials or property (collectively, “Heron Property”) stored at the Facility except in relation to Product from the [***] during the period from the date of Release until [***]. The obligations under the Warehousing Services Agreement as relates to Product and Drums shall also apply to the other items of Heron Property. Patheon will be entitled to dispose of any Heron Property at Heron’s cost (plus a commercially reasonable handling fee) on [***] notice to Heron, (a) if Heron fails to pay any fees in accordance with the Warehousing Services Agreement within [***] after Heron receives written notice from Patheon that such payment has not been received, or (b) if Heron fails to pay any of the Monthly Payments (subject to any reductions pursuant to Section 2.4) when due in accordance with in this Framework Agreement, within [***] after Heron receives written notice from Patheon that such payment has not been received.

5.2
Heron hereby agrees to indemnify, defend and hold harmless Patheon and its directors, officers, employees, agents and Affiliates from all Costs (as defined in Section 10.1) of Third Parties to the extent relating to or arising from any failure by Heron to collect any Heron Property from the Facility after notice from Patheon in accordance with Section 5.1. This indemnity will not apply to the extent the Costs are arising from or caused by the negligence or wilful misconduct or breach of the Amended MSA or Warehousing Services Agreement by Patheon.
6.
MSA Amendments
6.1
The MSA is hereby amended as set out in Exhibit E.
7.
Payment
7.1
Definitions.
(a)
“Monthly Payment” means the amount set forth next to each specific month on Exhibit A. The aggregate of all Monthly Payments is equal to the Settlement Amount.
(b)
“Per Kilogram Product Payment” means €[***].
(c)
“[***] Purchase Price” means (i) €[***], less (ii) the aggregate of any adjustments to the Monthly Payments as set forth in Section 2.4.
7.2
Payments. Patheon shall issue invoices to Heron monthly for each Monthly Payment, in accordance with the payment schedule and other provisions set forth in Exhibit A, subject to any reductions pursuant to Section 2.4. Heron shall pay all amounts contained in such invoice within [***] from the date Heron receives such invoice. Additional terms regarding invoicing are set forth in Section 11.1 of the Amended MSA.
7.3
Taxes.
(a)
All payments due and owing under this Framework Agreement for the [***] Purchase Price and under the MSA Ongoing Project Addendums shall be subject to the tax and withholding provisions set forth in the Amended MSA.
(b)
Other than such payments for the [***] Purchase Price set forth in Section 7.3(a) and payments under the MSA Ongoing Project Addendums, all other payments due and owing under this Framework Agreement that are part of the Settlement Amount shall not be subject to the tax and withholding provisions set forth in the Amended MSA.
8.
Return of Materials and Property
8.1
Return of Materials and Property.
(a)
The date on which all of the following (i)-(iii) occur is the “Materials Return Date”:
(i)
both Parties complete all of their respective obligations under this Framework Agreement (including Heron’s payment to Patheon of the Settlement Amount subject to any reductions pursuant to Section 2.4, Patheon’s Release of the [***], and Patheon’s delivery and Heron’s collection of all Heron Property);
(ii)
all applicable inspection periods under the Amended MSA have expired for the [***]; and
(iii)
whichever occurs first of (A) both Parties complete all of their respective obligations under the MSA Ongoing Project Addendums, or (B) a new manufacturing and supply agreement has been entered into as set forth in Section 2.8, and the MSA Ongoing Project Addendums are now issued pursuant to such new manufacturing and supply agreement and no longer issued pursuant to the Amended MSA.
(b)
Within [***] of the Materials Return Date, each Party shall, at the other Party’s election, return or destroy (and certify to such destruction of), all Confidential Information of the other Party disclosed under this Framework Agreement; provided, however, that (i) each Party may maintain one (1) copy for archival purposes solely to confirm compliance with the provisions of this Framework Agreement, and (ii) such copy so retained shall be subject at all times to the confidentiality obligations set forth in the Amended MSA.
9.
Representation and Warranties
9.1
Each Party hereby represents and warrants to the other Party that: (a) it has the full right, power, and corporate authority to enter into this Framework Agreement and to make the promises set forth in this Framework Agreement, including those with respect to its Affiliates; (b) it is duly organized, validly existing, and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization, or chartering; (c) when fully executed and delivered, this Framework Agreement will constitute a legal, valid, and binding obligation, enforceable against it in accordance with its terms; (d) there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this Framework Agreement; (e) no actions are threatened or pending before any court or governmental agency or other tribunal relating to it or its Affiliates that would materially and adversely affect its ability to perform its obligations hereunder; (f) it shall comply with all applicable laws (including all applicable anti-corruption and anti-bribery laws and regulations); and (g) neither the execution or implementation of this Framework Agreement, nor any of the terms, conditions, warranties, liability or warranty limitations or exclusions in this Framework Agreement, nor the performance by it of its obligations under this Framework Agreement, does or will (i) contravene any provision of its organizational documents, or (ii) conflict with any agreement, understanding or obligation to which it is a party.
10.
Indemnification
10.1
Indemnification by Patheon. Patheon hereby agrees to indemnify, defend and hold harmless Heron, its Affiliates, and Heron’s and its Affiliates’ directors, officers, employees, agents, successors and permitted assigns (individually, a “Heron Indemnified Party”, and collectively, the “Heron Indemnified Parties”) from all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees (collectively the “Costs”) incurred by a Heron Indemnified Party arising out of or resulting from any claim of a Third Party alleging Patheon’s breach of this Framework Agreement; provided, however, that Patheon shall have no obligation to indemnify, defend or hold harmless the Heron Indemnified Parties to the extent such Costs result from, arise out of or are based on any items for which Heron is providing indemnification pursuant to Section 10.2.
10.2
Indemnification by Heron. Heron hereby agrees to indemnify, defend and hold harmless Patheon, its Affiliates, and Patheon’s and its Affiliates’ directors, officers, employees, agents, successors and permitted assigns (individually, a “Patheon Indemnified Party”, and collectively, the “Patheon Indemnified Parties”) from all Costs incurred by a Patheon Indemnified Party arising out of or resulting from any claim of a Third Party alleging Heron’s breach of this Framework Agreement; provided, however, that Heron shall have no obligation to indemnify, defend or hold harmless the Patheon Indemnified Parties to the extent such Costs result from, arise out of or are based on any items for which Patheon is providing indemnification pursuant to Section 10.1.
10.3
Indemnification Procedure. The terms of Section 19.3 of the Amended MSA will apply with respect to any claim for which Heron or Patheon seeks indemnification hereunder.

10.4
Indemnification for Product. Indemnification for Product Manufactured or delivered (whether by Release or physical delivery to Heron) pursuant to the [***] is pursuant to the Amended MSA and not pursuant to Sections 10.1 and 10.2.
11.
Limitation of Liability
11.1
No Liability for Consequential or Indirect Damages. EXCEPT AS SET FORTH IN SECTION 11.2, NEITHER PARTY NOR ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE OTHER PARTY, ITS AFFILIATES OR ANY THIRD PARTY ARISING UNDER OR IN CONNECTION WITH THIS FRAMEWORK AGREEMENT FOR: (A) ANY LOST PROFITS, LOST REVENUE, DIMINUTION IN VALUE, LOSS OF GOODWILL OR FAILURE TO REALIZE SAVINGS; OR (B) ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, WHETHER LIABILITY THEREFOR IS BASED ON CONTRACT, TORT (INCLUDING, NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS FRAMEWORK AGREEMENT, EVEN IF SUCH PARTY HAS BEEN INFORMED, IS AWARE, OR SHOULD BE OR HAVE BEEN AWARE, OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF ANY OR ALL REMEDIES AVAILABLE TO THE OTHER PARTY FAIL OF THEIR ESSENTIAL PURPOSE. THIS SECTION 11.1 IS NOT INTENDED TO BE A PROHIBITION OR LIMITATION ON HERON’S OBLIGATION TO PAY THE SETTLEMENT AMOUNT AS SET FORTH HEREIN.
11.2
Exceptions. THE LIMITATIONS SET FORTH IN SECTION 11.1 SHALL NOT APPLY TO:
(a)
DAMAGES AND LIABILITIES ARISING FROM SECTIONS 9 OR 12; OR
(b)
CLAIMS OF THIRD PARTIES SUBJECT TO INDEMNIFICATION UNDER SECTIONS 5.2, 10.1 OR 10.2.
12.
Covenant Not To Sue
12.1
Each of Patheon and Patheon TopCo agrees, on behalf of itself and its Affiliates, not to sue, commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against Heron or its Affiliates any action, suit or other proceeding concerning any Claim in any jurisdiction (“Patheon Covenant Not to Sue”); provided that Patheon, Patheon TopCo or their respective Affiliates may defend or counterclaim as to any Claim brought by, on behalf of, or in the place of, Heron or its Affiliates; and further provided that this Patheon Covenant Not to Sue (i) will not prevent any action, suit or other proceeding for breach or enforcement of the terms of this Framework Agreement, and (ii) will not apply in respect of any action, suit or other proceeding arising from or relating to a claim, including but not limited to a personal injury claim, brought by a Third Party against Heron or its Affiliates. Patheon’s and Patheon TopCo’s respective Affiliates will not be considered Third Parties for the purpose of this Section 12.1.
12.2
Heron agrees, on behalf of itself and its Affiliates, not to sue, commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against Patheon, Patheon TopCo or their Affiliates any action, suit or other proceeding concerning any Claim in any jurisdiction (“Heron Covenant Not to Sue”); provided that Heron or its Affiliates may defend or counterclaim as to any Claim brought by, on behalf of, or in the place of, Patheon, Patheon TopCo or their respective Affiliates; and further provided that this Heron Covenant Not to Sue (i) will not prevent any action, suit or other proceeding for breach or enforcement of the terms of this Framework Agreement, and (ii) will not apply in respect of any action, suit or other proceeding arising from or relating to a claim, including but not limited to a personal injury claim, brought by a Third Party against Patheon, Patheon TopCo or their respective Affiliates. Heron’s Affiliates will not be considered Third Parties for the purpose of this Section 12.2.
13.
Costs
13.1
Heron, Patheon, and Patheon TopCo each understand and agree that if it becomes necessary to file suit to enforce this Framework Agreement, or to defend any action, suit or proceeding brought in violation of this

Framework Agreement, the prevailing party in such action shall be entitled to recover its costs of suit, including reasonable attorneys’ fees, from the non-prevailing party.
13.2
Except as set forth in Section 13.1, Heron, Patheon, and Patheon TopCo agree that they shall each be responsible for their own fees, costs and all other expenses (including all court costs, attorneys’ fees and costs) arising from or in any way related to the preparation or execution of this Framework Agreement.
14.
Governing Law and Jurisdiction; Dispute Resolution
14.1
Governing Law and Jurisdiction. The governing law and jurisdiction set forth in Section 22.3 of the Amended MSA shall apply to this Framework Agreement.
14.2
Disputes. The Parties recognize that disputes, controversies or claims arising out of, relating to or in connection with this Framework Agreement, or the breach, enforcement, or invalidity hereof (each, a “Dispute” and collectively, “Disputes”) might arise from time to time during or after the Term. It is the objective of the Parties to establish procedures to facilitate the resolution of Disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow Section 22 of the Amended MSA to resolve any Dispute.
15.
Miscellaneous
15.1
Relationship of the Parties. The relationship of the Parties under this Framework Agreement is that of independent contractors. Nothing contained in this Framework Agreement is intended or is to be construed so as to constitute the Parties as partners, joint ventures, or either Party as an agent or employee of the other. Except as expressly provided in this Framework Agreement, neither Party has any express or implied right under this Framework Agreement to assume or create any obligation on behalf of or in the name of the other, or to bind the other Party to any contract, agreement or undertaking with any Third Party, nor shall no conduct of the Parties be deemed to infer such right.
15.2
Notices. Any notice permitted or required by this Framework Agreement shall be sent by registered mail, a recognized private mail carrier service (pre-paid) or email (sent during normal working hours), and such communication shall be effective on the date received by Heron, Patheon, and Patheon TopCo, or [***] after mailing, whichever is earlier, if sent and addressed as follows, or to such other address as may later be designated by Heron, Patheon, or Patheon TopCo to Heron, Patheon, and Patheon TopCo in writing:

If to Patheon: Patheon Austria GmbH & Co KG
St. Peter-Strasse 25

4020 Linz, Austria
Attention: [***]

Email: [***]

If to Patheon TopCo: Thermo Fisher Scientific Inc.
168 Third Avenue,

Waltham, Massachusetts 02451, U.S.A.

Attention: [***]

If to Heron: Heron Therapeutics, Inc.
100 Regency Forest Drive

Suite 300
Cary, North Carolina 27518
Attention: [***]

Email: [***], with a copy to [***]

15.3
Assignment. Neither Party shall have the right to assign or delegate any or all of its rights or obligations under this Framework Agreement without the other Party’s prior written consent.
15.4
Successors and Assigns. This Framework Agreement shall inure to the benefit of and be binding upon the Parties hereto and their successors and permitted assigns.
15.5
Third Party Beneficiaries. Except as expressly set forth in this Framework Agreement, the Parties do not confer any legal, equitable or other rights or remedies of any nature whatsoever under or by reasons of this Framework Agreement upon any Person other than the Parties and their respective successors and permitted assigns.
15.6
No Strict Construction; Interpretation; Headings. This Framework Agreement has been prepared jointly by the Parties and shall not be strictly construed against any Party. Ambiguities, if any, in this Framework Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings and captions used in this Framework Agreement are for convenience of reference only and shall not affect its construction or interpretation. For purposes of this Framework Agreement, (a) the words “include,” “includes,” and “including” are deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Framework Agreement as a whole; (d) the term “shall” means “will”; and (e) the term “days” refers to “calendar days” unless otherwise specified. “Business Day” means any day other than a Saturday, Sunday, or a day on which banks are authorized or required by law to be closed in the State of New York or Austria. If any payment or other obligation under this Agreement is due on a day that is not a Business Day, the due date shall be deemed delayed until the following Business Day. In this Framework Agreement, words importing the singular number, include the plural and vice versa and words importing gender include all genders. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Amended MSA. All references to sections and exhibits shall refer to sections and exhibits in this Framework Agreement unless otherwise specifically stated. References to this “Framework Agreement” shall include all exhibits attached to this Framework Agreement. References to the “MSA” include all exhibits attached to the MSA. References to the “Amended MSA” include all exhibits attached to the Amended MSA, including the Master Quality Agreement.
15.7
Further Assurances. The Parties shall with reasonable diligence do all acts and provide all reasonable assurances as may be required to consummate the contemplated transactions, and each Party shall provide any further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Framework Agreement and carry out its provisions.
15.8
No Admission of Liability. This Framework Agreement is entered into in connection with the compromise of disputed matters and in the light of other considerations. It is not, and shall not, be represented or construed by the Parties as an admission of liability or wrongdoing on the part of either Party or any other Person. The Parties hereby expressly deny and disclaim any fault or wrongdoing in connection with the disputed matters in connection with this Framework Agreement.
15.9
Reliance on Counsel. This Framework Agreement is freely and voluntarily entered into without any degree whatsoever of duress or compulsion. Counsel to the Parties have materially participated in the drafting of this Framework Agreement.
15.10
Non-Disparagement. The Parties agree that they will not make, or cause to be made, any statements that disparage, are inimical to, or damage the reputation of the other Party or any of their respective Affiliates. For purposes of this Framework Agreement, a “disparaging” statement is any communication, oral or written, in any medium, including electronic communications, that would tend to cause the recipient of the communication to view negatively a Party or its products or services.
15.11
Entire Agreement; Amendment; Order of Precedence.

(a)
This Framework Agreement and the Ongoing Transaction Documents shall constitute the full, complete, final and integrated agreement between the Parties relating to the Subject Matter and supersedes all previous written or oral negotiations, commitments or agreements concerning the Subject Matter.
(b)
This Framework Agreement may only be modified or amended by a writing signed by the Parties. This Framework Agreement may not be orally modified or amended. The failure or delay of a Party to exercise any right hereunder shall not constitute a waiver of that (or any other) right and, in addition, no single or partial failure or delay in exercising any right hereunder shall be deemed a continuing or ongoing waiver unless it is expressly stated as such in a writing signed by an authorized representative of the Party affirming such waiver.
(c)
With respect to quality matters only, in the event of any conflict between the terms of (i) this Framework Agreement, (ii) the Warehousing Services Agreement, (iii) the Master Quality Agreement, and (iv) the Amended MSA, the order of precedence shall be as follows, unless it is explicitly stated in the relevant document that a provision later in the order of precedence is intended to prevail over a provision in a document earlier in the order of precedence: (i) the Master Quality Agreement, (ii) the Amended MSA, (iii) the Warehousing Services Agreement, and (iv) this Framework Agreement. This Framework Agreement does not address quality matters.
(d)
With respect to all matters other than quality, in the event of any conflict between the terms of (i) this Framework Agreement, (ii) the Warehousing Services Agreement, (iii) the Master Quality Agreement, and (iv) the Amended MSA, the order of precedence shall be as follows, unless it is explicitly stated in the relevant document that a provision later in the order of precedence is intended to prevail over a provision in a document earlier in the order of precedence: (i) this Framework Agreement, (ii) the Amended MSA, and (iii) the Warehousing Services Agreement.
(e)
In the event of any conflict between the terms of (i) the body of this Framework Agreement, and (ii) the exhibits to this Framework Agreement, the order of precedence shall be as follows, unless it is explicitly stated in the relevant document that a provision later in the order of precedence is intended to prevail over a provision in a document earlier in the order of precedence: (i) the body of this Framework Agreement, and (ii) the exhibits to this Framework Agreement.
(f)
The preamble and recitals are incorporated herein by this reference and made a part of this Framework Agreement as if fully set forth in the body of the document.
15.12
Severability. If any term or provision of this Framework Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof and there shall be substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.
15.13
Counterparts. This Framework Agreement may be executed in separate counterparts and delivered electronically and when so executed and delivered, will be an original and all the counterparts will together constitute one and the same instrument. Electronic or PDF image signatures shall be treated as original. Each Party represents and warrants that the executing signature on its behalf is duly authorized to bind that Party and its Affiliates.
15.14
Confidential Information. This Framework Agreement is hereby treated as Confidential Information as defined in the Amended MSA.

* * *

{Signature Page Follows}

IN WITNESS WHEREOF, the Parties hereto have entered into this Framework Agreement as of the Framework Agreement Effective Date.

PATHEON: Patheon Austria GmbH & Co KG	HERON: Heron Therapeutics, Inc.

By:	By:

Title:	Title:

Signature:	Signature:

By:

Title:

Signature:

PATHEON TOPCO: Thermo Fisher Scientific Inc. (for purposes of Section 12 only)

By:

Title:

Signature:

EXHIBIT A

SETTLEMENT AMOUNT

[***]

EXHIBIT B

[***]

EXHIBIT C

EXAMPLES

[***]

EXHIBIT D

TRANSACTION DOCUMENTS

[***]

EXHIBIT E

AMENDMENTS TO THE MSA

[***]

EXHIBIT F

STABILITY PORTIONS OF [***] Production and Stability Addendum

[***]

EXHIBIT G

[***] Stability Addendum

[***]

EXHIBIT H

[***] Stability Addendum

[***]

EXHIBIT I

Amounts remaining under the MSA Ongoing Project Addendums

[***]